UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 6, 2011

Date of Earliest Event Reported: December 31, 2010

Calpian, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-53997	20-8592825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 758-8600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Residual Purchase Agreement with Cooper and Schifrin, LLP

On December 31, 2010, Calpian, Inc., a Texas corporation (the “Company”), entered into a Residual Purchase Agreement (the “C&S Purchase Agreement”) with Cooper and Schifrin, LLC (“C&S”). Pursuant to the C&S Purchase Agreement, the Company agreed to acquire C&S’s right to receive certain merchant residual payments (the “C&S Residuals) that will, commencing as of the closing of the transaction, generate monthly residual payments which will be owned by the Company (the “C&S Residuals”). In exchange for the C&S Residuals, the Company has agreed to pay to C&S $725,000 in cash (subject to adjustment at closing), and to issue to C&S 417,277 shares (the “C&S Closing Shares”) of the Company’s Common Stock (subject to adjustment at closing). In addition, C&S covenants that, for a period of thirty-six (36) months following the closing, certain residual portfolio performance metrics will be met. If the performance metrics are not met, the Company can reacquire up to 81,444 of the C&S Closing Shares. The C&S Closing Shares will be subject to a two (2) year lock-up, and the C&S Closing Shares will be issued pursuant to a form of subscription agreement to be agreed upon by the Company and C&S at closing.

The C&S Purchase Agreement also contains other customary terms, including, but not limited to, customary representations and warranties, conditions to closing, covenants, confidentiality terms, and indemnification provisions. In addition, the Company and C&S agreed to enter into an agreement for merchant customer service on mutually acceptable terms as soon as practicable after the closing of the C&S transaction.

The closing of the C&S transaction is subject to finalization of the Base C&S Residual amount and payment thereof, finalization of the C&S Closing Shares amount and issuance thereof, finalization of the schedule of C&S Residuals being acquired, delivery by C&S of certain assignments and instruments of transfer, including a bill of sale, delivery of written instructions to the appropriate processor(s) to pay the C&S Residuals to the Company, receipt of consent from the appropriate processor(s) to the assignment of the C&S Residuals to the Company, and entry into certain other agreements and performance of certain other actions customary in transactions of this type. The Company and C&S have agreed to endeavor in good faith and use best efforts to promptly satisfy all conditions to closing, promptly deliver all materials required to be delivered at or before closing, and promptly consummate the closing, with the closing targeted to occur in January 2011.

Residual Purchase Agreement with Calpian Residual Partners V, L.P.

Pursuant to a Residual Purchase Agreement (the “CRPV Purchase Agreement”) between the Company and Calpian Residual Partners V, L.P. (“CRPV”) dated December 31, 2010, the Company acquired CRPV’s right to receive certain merchant residual payments that will, commencing as of the closing of the transaction, generate monthly residual payments. The Company’s first payments are scheduled to be received beginning in the January 2011. In exchange for the residuals, the Company paid to CRPV a cash amount equal to $1,134,564. CRPV is required to maintain in full force and effect a merchant customer services contract with a third party with respect to the CRPV Residuals acquired by the Company.

The CRPV Purchase Agreement also contains other customary terms, including, but not limited to, customary representations and warranties, covenants, confidentiality terms, and indemnification provisions.

Mr. Harold Montgomery and Mr. Craig Jessen, both of whom are directors, executive officers, and controlling shareholders of the Company, are founders, controlling shareholders, directors, and executive officers of CRPV. As a result, Messrs. Montgomery and Jessen may be deemed to have a direct material interest in the transactions under the CRPV Purchase Agreement.

Management Advisory Agreement with Cagan McAfee Capital Partners, LLC

The Company and Cagan McAfee Capital Partners, LLC (“CMCP”) entered into an Advisory Agreement, dated January 1, 2011, pursuant to which CMCP agreed to serve as the Company’s nonexclusive management advisor. Pursuant to the Advisory Agreement, CMCP is entitled to receive a monthly advisory fee of $14,500 for management work commencing on January 1, 2011 and continuing through December 31, 2013. In addition, the Advisory Agreement obligates the Company to indemnify CMCP against certain liabilities in connection with the engagement of CMPC under the Advisory Agreement. Laird Q. Cagan, the Managing Director and 50% owner of CMCP, currently serves as a member of the Company’s Board of Directors and is a significant shareholder of the Company. As a result, Mr. Cagan may be deemed to have a direct material interest in the transactions under the Advisory Agreement.

The foregoing description of the Advisory Agreement is qualified in its entirety by reference to the full text thereof which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Subordinated Debt Offerings

See the discussions under Item 3.02 below with respect to the Company’s two separate offerings of up to $3 million of subordinated debt and up to $2 million of subordinated debt, which are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 31, 2010 the Company acquired assets in the form of the CRPV Residuals. The description of such asset acquisition included in Item 1.01 above is incorporated herein by reference. Upon consummation of the acquisition of the CRPV Residuals, the Company ceased being a shell company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended. The disclosures required to be provided pursuant to Item 2.01 (f) of Form 8-K were included in the Company’s Amendment Number 4 to Form 10, filed with the SEC on October 13, 2010, the Company’s Current Report on Form 8-K, filed with the SEC on November 3, 2010, and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010, filed with the SEC on November 12, 2010.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement of a Registrant.

See the discussions under Item 3.02 below with respect to the Company’s two separate offerings of up to $3 million of subordinated debt and up to $2 million of subordinated debt, which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Residual Purchase Agreement with Cooper and Schifrin, LLP

As described in Item 1.01 of this Current Report on Form 8-K, upon closing of the transactions contemplated by the C&S Purchase Agreement, the Company will be required to issue C&S an aggregate of 417,277 shares of Common Stock (such share amounts being subject to change at closing). These shares of the Company’s Common Stock will be issued by the Company in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 (the “Securities Act”) for the offer and sale of securities not involving a public offering and Rule 506 of Regulation D promulgated thereunder. This exemption will be based on certain representations, warrants, agreements, and covenants of C&S contained in the C&S Purchase Agreement.

The information pertaining to the issuance of the Company’s Common Stock to C&S in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

$3 Million Subordinated Debt Offering

$3MM Offering Subscription Agreement.

The Company recently commenced a private placement of up to $3.0 million aggregate principal amount of the Company’s secured subordinated promissory notes (the “$3MM Offering Notes”), together with warrants (the “$3MM Offering Warrants,” and, together with the $3MM Offering Notes, the “$3MM Offering Securities”) to purchase up to a total of 1,500,000 shares of Common Stock. On December 31, 2010, the Company closed a portion of this offering (the “$3MM Offering”) by entering into subscription agreements with a total of 3 individual and institutional investors (collectively, the “$3MM Offering Investors”), pursuant to which the Company sold and issued to the $3MM Offering Investors a total of $1,000,000 aggregate principal amount of $3MM Offering Notes and $3MM Offering Warrants to purchase up to a total of 500,000 shares of Common Stock. The gross aggregate proceeds to the Company from the sale of the $3MM Offering Securities was $1,000,000. The Company may sell additional $3MM Offering Securities pursuant to this offering from time to time up to a maximum of $3.0 million aggregate principal amount of $3MM Offering Notes and $3MM Offering Warrants to acquire up to 1,000,000 additional shares of Common Stock.

Use of Proceeds.

The proceeds of the offering may only be used by the Company for the purpose of acquiring residual payment portfolios.

Terms of the $3MM Offering Notes.

Maturity Date of the $3MM Offering Notes. The $3MM Offering Notes are due and payable in full two (2) years from the date of issuance (the “$3MM Offering Notes Maturity Date”).

Prepayment Penalty. The Company may repay the $3MM Offering Notes in whole or in part at any time prior to the $3MM Offering Notes Maturity Date in the Company’s sole discretion (“$3MM Offering Notes Prepayment”). In the event of a $3MM Offering Notes Prepayment, the Company will be required to pay a $3MM Offering Notes Prepayment penalty equal to the lesser of (i) 12 months of interest or (ii) the amount of unpaid interest that would have been payable under the $3MM Offering Notes through the $3MM Offering Note Maturity Date had the $3MM Offering Notes not been so repaid, in each case with respect to that portion of the $3MM Offering Notes being repaid.

Interest. The $3MM Offering Notes bear interest at an annual rate of 12% payable in monthly installments on or before the 5th calendar day of the following month, with the first month’s interest accrued and paid with the second month’s interest installment.

Ranking and Security. The $3MM Offering Notes are secured by a first-priority lien on substantially all of the Company’s assets, but will be subordinated to any Qualified Senior Indebtedness (generally defined in the $3MM Offering Notes as indebtedness from any bank or other financial institution). The $3MM Offering Notes rank senior in right of payment to the $2MM Offering Notes described below.

Events of Default. If an event of default on the $3MM Offering Notes occurs, the principal amount of the $3MM Offering Notes, plus accrued and unpaid interest, if any, may be declared immediately due and payable, subject to certain conditions set forth in the $3MM Offering Notes. These amounts may automatically become due and payable upon written notice of the holders in the case of certain types of bankruptcy or insolvency events of default involving the Company.

Terms of the $3MM Offering Warrants.

The $3MM Offering Warrants are net-exercisable into shares of Common Stock for a period of five years commencing as of their issuance date, at an exercise price of $1.00 per share.

Other.

The Company’s issuance of the $3MM Offering Notes and $3MM Offering Warrants and the Common Stock issuable upon conversion or exercise thereof was exempt from registration under the Securities Act of 1933 pursuant to exemptions from registration provided by Rule 506 of Regulation D and Sections 4(2) of the Securities Act of 1933, insofar as such securities were issued only to “accredited investors” within the meaning of Rule 501 of Regulation D. The recipients of these securities took such securities for investment purposes without a view to distribution. Furthermore, they each had access to information concerning the Company and its business prospects; there was no general solicitation or advertising for the purchase of the securities; and the securities are restricted pursuant to Rule 144.

The foregoing descriptions of the $3MM Subscription Agreement, the $3MM Offering Notes, and the $3MM Offering Warrants are qualified in their entirety by reference to the full text thereof which is filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

$2 Million Subordinated Debt Offering

$2MM Offering Subscription Agreement.

The Company recently commenced a private placement of up to $2.0 million aggregate principal amount of the Company’s secured subordinated promissory notes (the “$2MM Offering Notes”), together with warrants (the “$2MM Offering Warrants,” and, together with the $2MM Offering Notes, the “$2MM Offering Securities”) to purchase up to a total of 300,000 shares of Common Stock. On December 31, 2010, the Company closed a portion of this offering (the “$2MM Offering”) by entering into subscription agreements with a total of 2 individual and institutional investors (collectively, the “$2MM Offering Investors”), pursuant to which the Company sold and issued to the $2MM Offering Investors a total of $550,000 aggregate principal amount of $2MM Offering Notes and $2MM Offering Warrants to purchase up to a total of 82,500 shares of Common Stock. The gross aggregate proceeds to the Company from the sale of the $2MM Offering Securities was $550,000. The Company may sell additional $2MM Offering Securities pursuant to this offering from time to time up to a maximum of $2.0 million aggregate principal amount of $2MM Offering Notes and $2MM Offering Warrants to acquire up to 217,500 additional shares of Common Stock.

Use of Proceeds.

The proceeds of the offering may only be used by the Company for the purpose of acquiring residual payment portfolios.

Terms of the $2MM Offering Notes.

Maturity Date of the $2MM Offering Notes. The $2MM Offering Notes are due and payable in full two (2) years from the date of issuance (the “$2MM Offering Notes Maturity Date”).

Prepayment Penalty. The Company may repay the $2MM Offering Notes in whole or in part at any time prior to the $2MM Offering Notes Maturity Date in the Company’s sole discretion (“$2MM Offering Notes Prepayment”). In the event of a $2MM Offering Notes Prepayment, the Company will be required to pay a $2MM Offering Notes Prepayment penalty equal to the lesser of (i) 12 months of interest or (ii) the amount of unpaid interest that would have been payable under the $2MM Offering Notes through the $2MM Offering Note Maturity Date had the $2MM Offering Notes not been so repaid, in each case with respect to that portion of the $2MM Offering Notes being repaid.

Interest. The $2MM Offering Notes bear interest at an annual rate of 12% payable in monthly installments on or before the 5th calendar day of the following month, with the first month’s interest accrued and paid with the second month’s interest installment.

Ranking and Security. The $2MM Offering Notes are secured by a first-priority lien on substantially all of the Company’s assets, but shall be subordinated to Qualified Senior Indebtedness (as defined in the $2MM Offering Notes) and to the $3MM Offering Notes.

Events of Default. If an event of default on the $2MM Offering Notes occurs, the principal amount of the $2MM Offering Notes, plus accrued and unpaid interest, if any, may be declared immediately due and payable, subject to certain conditions set forth in the $2MM Offering Notes. These amounts may automatically become due and payable upon written notice of the holders in the case of certain types of bankruptcy or insolvency events of default involving the Company.

Terms of the $2MM Offering Warrants.

The $2MM Offering Warrants are net-exercisable into shares of Common Stock for a period of five years commencing as of their issuance date, at an exercise price of $2.00 per share.

Other.

The Company’s issuance of the $2MM Offering Notes and $2MM Offering Warrants and the Common Stock issuable upon conversion or exercise thereof was exempt from registration under the Securities Act of 1933 pursuant to exemptions from registration provided by Rule 506 of Regulation D and Sections 4(2) of the Securities Act of 1933, insofar as such securities were issued only to “accredited investors” within the meaning of Rule 501 of Regulation D. The recipients of these securities took such securities for investment purposes without a view to distribution. Furthermore, they each had access to information concerning the Company and its business prospects; there was no general solicitation or advertising for the purchase of the securities; and the securities are restricted pursuant to Rule 144.

The foregoing description of the $2MM Subscription Agreement, the $2MM Offering Notes, and the $2MM Offering Warrants is qualified in their entirety by reference to the full text thereof which is filed as Exhibits 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

Upon consummation of the acquisition of the CRPV Residuals, the Company ceased being a shell company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended. See the discussion under Item 1.01 above with respect to the Company’s acquisition of the CRPV Residuals, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Advisory Agreement, dated January 1, 2011, by and between the Company and Cagan McAfee Capital Partners, LLC.

10.2	Form of $3MM Offering Note and Warrant Subscription Agreement.

10.3	Form of $3MM Offering Note.

10.4	Form of $3MM Offering Warrant Agreement.

10.5	Form of $2MM Offering Note and Warrant Subscription Agreement.

10.6	Form of $2MM Offering Note.

10.7	Form of $2MM Offering Warrant Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: January 6, 2011	By:	/S/ HAROLD MONTGOMERY
Harold Montgomery
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Advisory Agreement, dated January 1, 2011, by and between the Company and Cagan McAfee Capital Partners, LLC.

10.2	Form of $3MM Offering Note and Warrant Subscription Agreement.

10.3	Form of $3MM Offering Note.

10.4	Form of $3MM Offering Warrant Agreement.

10.5	Form of $2MM Offering Note and Warrant Subscription Agreement.

10.6	Form of $2MM Offering Note.

10.7	Form of $2MM Offering Warrant Agreement.